UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2022
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LIVENT CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-38694	82-4699376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1818 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215 - 299-5900
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTHM	New York Stock Exchange
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.



Item 5.07                 Submission of Matters to a Vote of Security Holders.

On April 26, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 161,799,507 shares of the Company’s common stock were entitled to vote as of February 28, 2022, the record date for the Annual Meeting, of which 80.46% were present in person or by proxy at the Annual Meeting.  The following is a summary of the final voting results for each matter presented to stockholders.

PROPOSAL 1:

Election of three Class I Directors to hold office until the 2025 Annual Meeting of Stockholders.

Nominee	For	Against	Abstentions	Broker Non-Votes
Michael F. Barry	111,504,774	305,175	214,259	18,168,984
Steven T. Merkt	89,067,145	22,733,630	223,433	18,168,984
Pablo Marcet	111,356,055	453,410	214,743	18,168,984

Each of the nominees was re-elected by the Company’s stockholders as Class I Directors to hold office until the 2025 Annual Meeting of Stockholders.

PROPOSAL 2:

Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstentions
129,616,762	428,491	147,939

Proposal 2 was approved by the Company’s stockholders.

PROPOSAL 3:

Approval of, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
103,975,460	7,860,034	188,714	18,168,984

On an advisory basis, the Company’s stockholders approved the compensation of the Company’s named executive officers.

PROPOSAL 4:

Approval of proposed amendments to the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws to eliminate, over a period of three years, the classification of the Company’s Board of Directors, without affecting the unexpired terms of directors.

For	Against	Abstentions	Broker Non-Votes
110,448,876	1,466,309	109,023	18,168,984

Because this Proposal required the affirmative vote of the holders of at least 80% of all outstanding shares of common stock entitled to vote at the meeting, Proposal 4 was not approved by the Company’s stockholders.

PROPOSAL 5:

Approval of proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to replace supermajority voting requirements with a simple majority of outstanding shares requirement.

For	Against	Abstentions	Broker Non-Votes
110,328,822	1,592,532	102,854	18,168,984

Because this Proposal required the affirmative vote of the holders of at least 80% of all outstanding shares of common stock entitled to vote at the meeting, Proposal 5 was not approved by the Company’s stockholders.

PROPOSAL 6:

Approval of proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate provisions that have become obsolete since the Company’s spin-off from FMC Corporation.

For	Against	Abstentions
129,442,075	498,815	252,302

Proposal 6 was approved by the Company’s stockholders

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVENT CORPORATION (Registrant)

By:	/s/ SARA PONESSA
Sara Ponessa, Vice President, General Counsel and Secretary
Date: May 2, 2022